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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D. C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

         Date of Report (Date of earliest event reported): April 2, 2001

                              SPHERION CORPORATION
             (Exact name of registrant as specified in its charter)

              Delaware                     0-23198              36-3536544
 ---------------------------------       ------------       -------------------
   (State or other jurisdiction          (Commission         (I.R.S. Employer
 of incorporation or organization)       File Number)       Identification No.)


                             2050 Spectrum Boulevard
                         Fort Lauderdale, Florida 33309
     ----------------------------------------------------------------------
          (Address, including zip code, of principal executive office)

                                 (954) 938-7600
               Registrant's telephone number, including area code

                                 NOT APPLICABLE
   (Former name, former address and fiscal year, if changed since last report)




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ITEM 2. ACQUISITION OR DISPOSITION OF ASSETS.

         On April 2, 2001, the registrant, through a wholly-owned subsidiary, sold 306,521,750 ordinary shares (the "OFFERING") of Michael Page International plc, its wholly-owned subsidiary ("MICHAEL PAGE"), representing 81.7% of the registrant's ownership in Michael Page. Six percent of the ordinary shares were granted to certain senior executives of Michael Page, subject to terms of a restricted share plan. On April 11, 2001, the remaining 45,978,250 ordinary shares were exercised via the underwriters' over-allotment option. The shares were sold at a price of 175 pence per share (or US$2.50 at the then exchange rate). The shares are trading on the London Stock Exchange.


         The full text of the press release issued by the Company on March 28, 2001 is attached hereto as Exhibit 99.1 and is incorporated herein by reference.

ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS.

         (a) Financial Statements of Business Acquired.

                  Not applicable.

         (b) Pro Forma Financial Information.

                  The required pro forma financial information is not filed with this report, but shall be filed by amendment not later than sixty days after the date of filing of this report.

         (c) Exhibits.

         2.1 Underwriting Agreement, dated March 28, 2001 (the "UNDERWRITING AGREEMENT") by and among Spherion (Europe) Inc., Michael Page International plc, Spherion Corporation, Credit Suisse First Boston (Europe) Limited and the persons whose names are set out in column (1) of Schedule 3 to the Underwriting Agreement.

         2.2 Sponsor's Agreement, dated March 5, 2001 by and among Spherion (Europe) Inc., Michael Page International plc, Spherion Corporation and Credit Suisse First Boston (Europe) Limited.

         2.3 Stock Lending Agreement, dated March 28, 2001 by and among Spherion (Europe) Inc. and Credit Suisse First Boston Equities Limited.

         99.1     Spherion Corporation Press Release dated March 28, 2001.





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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                         SPHERION CORPORATION



Date: April 17, 2001                     By: /s/ Roy Krause
                                             -----------------------------------
                                             Roy Krause

                                             Executive Vice President and
                                             Chief Financial Officer




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                                  EXHIBIT INDEX

Exhibit        Description
-------        -----------

2.1 Underwriting Agreement, dated March 28, 2001 (the "UNDERWRITING AGREEMENT") by and among Spherion (Europe) Inc., Michael Page International plc, Spherion Corporation, Credit Suisse First Boston (Europe) Limited and the persons whose names are set out in column (1) of Schedule 3 to the Underwriting Agreement.

2.2 Sponsor's Agreement, dated March 5, 2001 by and among Spherion (Europe) Inc., Michael Page International plc, Spherion Corporation and Credit Suisse First Boston (Europe) Limited.

2.3 Stock Lending Agreement, dated March 28, 2001 by and among Spherion (Europe) Inc. and Credit Suisse First Boston Equities Limited.

99.1           Press Release dated March 28, 2001.







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